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                                               Arthur Andersen LLP
                                               1345 Avenue of the Americas
                                               New York NY 10105-0032


August 9, 2000



Mr. Ben Narasin
Chief Executive Officer
fashionmall.com, Inc.
575 Madison Avenue
New York, New York 10022


Mr. Barry Scheckner
Acting Chief Financial Officer
fashionmall.com, Inc.
575 Madison Avenue
New York, New York 10022


Dear Messrs. Narasin and Scheckner:

This is to confirm that the client-auditor relationship between fashionmall.com, Inc. (Commission File Number 0-26151) and Arthur Andersen LLP has ceased.


Very truly yours,

/s/ Arthur Andersen LLP




cc: SEC Office of the Chief Accountant